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                                                                  Exhibit 10.382

                                    GUARANTY

      THIS GUARANTY, dated as of September __, 2004, (together with all amendments and supplements hereto, referred to as this "Guaranty"), is from GMAC INSURANCE HOLDINGS, INC., a Delaware corporation (herein, together with its successors and assigns, including, without limitation, any entity succeeding thereto by merger, consolidation or acquisition of its assets substantially as an entirety, referred to as "Guarantor"), to INLAND WESTERN WINSTON-SALEM 5TH STREET, L.L.C., a Delaware limited liability company (herein, together with its successors and assigns, referred to as "Lessor").

      WHEREAS, Lessor has acquired from The Integon Home Office Building, L.L.C., a North Carolina limited liability company, by special warranty deed (the "Deed") a certain parcel of real property together with the building and improvements located thereon, and as described in Exhibit A attached hereto (the "Premises"); and

      WHEREAS, GMAC Insurance Management Corp., a Delaware corporation (herein together with any entity succeeding thereto by merger, consolidation or acquisition of its assets substantially as an entirety, referred to as "Lessee") leased from Lessor and Lessor has leased to Lessee the Premises pursuant to a Lease Agreement dated as of even date herewith, between Lessor and Lessee (the "Lease") (capitalized terms not defined herein shall have the meanings given in the Lease); and

      WHEREAS, Lessee is a 100% owned subsidiary of Guarantor; and

      WHEREAS, the execution and delivery of this Guaranty by Guarantor is an inducement to Lessor to acquire the Premises and enter into the Lease and Lessor has advised Guarantor that it is not willing to accept the Deed or enter into the Lease unless this Guaranty is executed and delivered;

      NOW, THEREFORE, in consideration of the premises, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees with Lessor as follows:

      1. Guarantor unconditionally and irrevocably guarantees (i) the payment and performance by Lessee of all its obligations, covenants, agreements, terms and conditions under the Lease and (ii) the prompt payment of all sums which may become payable by Lessee pursuant to the Lease in full when due in accordance with the provisions thereof. This Guaranty is irrevocable, unconditional and absolute. If for any reason any such sums shall not be paid by Lessee promptly when due, or any such agreement, covenant, term or condition is not performed or observed by Lessee in accordance with the Lease, Guarantor promptly, after reasonable notice thereof, will pay the same to the person entitled thereto pursuant to the provisions of the Lease and will promptly perform and observe the same or cause the same promptly to be performed or observed, in any case regardless of (a) whether Lessor shall have taken any steps to enforce any

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rights against Lessee or any other remedy thereunder as a result of the default of Lessee thereunder. Guarantor also agrees to pay to Lessor such further reasonable and actual amounts as shall be sufficient to cover the cost and expense actually incurred by Lessor in collecting such sums, or any part thereof, or of otherwise enforcing this Guaranty, including without limitation, in any case, reasonable attorneys' fees and disbursements. This Guaranty is a guaranty of payment and performance and not of collection.

      2. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the further consent of Guarantor:

            (a) the waiver by Lessor of the performance or observance by Lessee, Guarantor, or any other party of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty;

            (b) the extension, in whole or in part, of the time for payment by Lessee or Guarantor of any sums owing or payable under the Lease (provided, however, that if any such extension is expressly granted by Lessor, then Guarantor shall be entitled to the benefit of such extension);

            (c) any assignment or reassignment by Lessee of the Lease or subletting by Lessee of the Premises or any part thereof;

            (d) the modification or amendment, whether material or otherwise, of any of the obligations of Lessee under the Lease, whether the same be in the form of a new agreement or the modification or amendment of the existing Lease (any of the foregoing being a "Modification"), or of Guarantor under this Guaranty; provided, however, that (unless such Modification is required by law or on account of bankruptcy or insolvency) no Modification which has the effect of increasing the obligations of Guarantor hereunder shall be effective against Guarantor to the extent of such increase unless Guarantor shall be a party to, or consent to, such Modification; provided, further, that if any Modification is made without such consent of Guarantor, such Modification shall be ineffective as against Guarantor only to the extent the same shall increase the obligations of Guarantor under this Guaranty, it being expressly agreed that Guarantor shall remain liable to the full extent of this Guaranty as if such Modification had not been made;

            (e) any failure, omission or delay on the part of Lessor to enforce, assert or exercise any right, power or remedy conferred on or available to Lessor in or by the Lease or this Guaranty, or any action on the part of Lessor granting indulgence or extension in any form whatsoever (except to the extent, if any, that such indulgence shall have been expressly granted by Lessor);

            (f) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Lessee or Guarantor or any of their assets;

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            (g)   any change in the corporate relationship between Lessee and
      Guarantor or any termination of such relationship;

            (h) the inability of Lessee to perform, or the release of Lessee or Guarantor from the performance of any obligation, agreement, covenant, term or condition of Lessee under the Lease by reason of any law, regulation or decree, now or hereafter in effect; or

            (i) any action or inaction by Lessor which results in any impairment or destruction of any subrogation rights of Guarantor or any rights of Guarantor to proceed against Lessee for reimbursement.

      3. In the event of the rejection or disaffirmance of the Lease by Lessee or Lessee's receiver pursuant to any law affecting creditor's rights, Guarantor will, and does hereby (without the necessity of any further agreement or act) assume all obligations and liabilities of Lessee under or arising out of the Lease, to the same extent as if Guarantor had been originally named the lessee under the Lease, and there had been no such rejection or disaffirmance; the Guarantor will confirm such assumption in writing at the request of Lessor, upon or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Lessee under the Lease and shall be entitled to a new lease on all of the terms and conditions of the Lease with respect to the unexpired portion of the Lease (to the extent permitted by law). Guarantor will execute and deliver such documents as Lessor may from time to time reasonably require to evidence such assumption, to confirm this Guaranty and to certify that Guarantor is not in default hereunder.

      4. Notice of acceptance of this Guaranty and notice of any obligations or liabilities contracted or incurred by Lessee under the Lease are hereby waived by Guarantor.

      5. This Guaranty shall be construed in accordance with the laws of the state in which the Premises are located.

      6. This Guaranty may not be modified or amended except by written agreement duly executed by Guarantor with the consent in writing of Lessor.

      7. Guarantor will deliver to Lessor within 30 days (except as set forth below) of filing, sending or otherwise making public, upon request copies of all periodic reports filed by Guarantor with the Securities and Exchange Commission ("SEC") (including, without limitation, all 8-K, 10-K and 10-Q reports pursuant to Section 13(a) of the Securities Act of 1934, as amended (the "1934 Act") and all proxy statements of Guarantor to its stockholders; provided, however, that, if such statements and reports are not required to be filed or do not include the following information, Guarantor will deliver to Lessor with respect to Guarantor the following:

            (a) Within seven days after filing with the SEC but in no event more than 120 days after the end of each fiscal year of Guarantor, (1) a balance sheet of Guarantor and its consolidated subsidiaries as of the end of such year, (2) a statement of profits and losses of Guarantor and its consolidated subsidiaries for such year and (3) a statement of cash flows of Guarantor and its consolidated subsidiaries for such year, setting forth in each of (1), (2) and (3) above, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified

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      public accountants of recognized national standing selected by Guarantor, and within 60 days after the end of each fiscal quarter of Guarantor a balance sheet of Guarantor and its consolidated subsidiaries as of the end of such quarter and statements of profits and losses of Guarantor and its consolidated subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by an officer of Guarantor, all of the foregoing financial statements being prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise indicated in such statements;

            (b) Upon request of Lessor, with reasonable promptness, such additional financial statements and information (including, without limitation, copies of public reports filed by Guarantor or financial statements and information delivered by Guarantor to its shareholders or lenders and, if Guarantor is part of a consolidated group, its financial statement consolidating entries in reasonable detail) regarding the business affairs and financial condition of Guarantor as Lessor may reasonably request; and

            (c) Within 30 days of filing, any statutory financial reports filed with any insurance regulator.

      Lessor shall keep in confidence, and not disclose to any third party without the express written consent of Guarantor, any information provided to Lessor by or on behalf of Guarantor pursuant to Section 7 of this Guaranty which is not otherwise available to the public (the "Confidential Information"). Notwithstanding anything herein to the contrary, Lessor may disclose the Confidential Information to (A) agents, employees and affiliates of Lessor, (B) potential investors, (C) potential lenders in connection with a loan, which is to be secured by the Premises, (D) Lessor's counsel, (E) Lessor's accountants, and (F) prospective purchasers of the Premises; provided however such parties are made aware of the limitations on disclosure described herein.

      8. Guarantor waives any right it may have (a) to require Lessor to proceed against Lessee or against any other party or (b) to require Lessor to pursue any remedy within the power of the Lessor and Guarantor agrees that all of Guarantor's obligations under this Guaranty are independent of the obligations of Lessee under the Lease or under any other instrument or agreement, and that a separate action may be brought against Guarantor whether or not an action is commenced against Lessee under any thereof.

      9. All notices given pursuant to this Guaranty shall be in writing and shall be validly given when sent by a courier or express service guaranteeing overnight delivery and which will upon request provide a receipt of such delivery or by certified letter return receipt requested, and all notices shall be validly given when addressed as set forth below. If this Guaranty provides for a designated period after notice within which to perform any act, such period shall commence on the date of receipt or refusal of such notice. If this Guaranty requires the exercise of a right by notice on or before a certain date or within a designated period, such right shall be deemed exercised on the date of mailing of such notice pursuant to which such right is exercised. Notice shall be addressed as follows:

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      If to Lessor:              c/o United Trust Fund, Inc.
                                 Suite 1300
                                 701 Brickell Avenue
                                 Miami, FL 33131
                                 Attention: Fred Berliner, Senior Vice President

      With a copy to:            Kutak Rock
                                 The Omaha Building
                                 1650 Farnam Street
                                 Omaha, NE 68102-2186
                                 Attention: Walter L. Griffiths, Esq.

      If to Guarantor:           GMAC Insurance Holdings, Inc.
                                 300 Galleria Office Center, Suite 200
                                 Southfield,  MI 48034
                                 Attention: ____________________,

      with a copy to:            Lowe, Fell & Skogg, LLC
                                 370 Seventeenth Street, Suite 4900
                                 Denver, CO 80202
                                 Attn: David W. Fell, Esq.

Lessor and Lessee each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Guaranty and (ii) any other person or entity in the United States that is to receive copies of notices, offers, consents and other instruments hereunder.

      10. Guarantor hereby consents to, and no further consent by Guarantor shall be required for, (i) any assignment of rights of Lessor hereunder, in whole or in part, either as collateral security for obligations of Lessor secured by a lien on the Premises or in connection with the sale of the Premises or any interest therein or (ii) any assignment of the rights of Lessor under the Lease. Lessor will give notice to Guarantor of any such assignment, but a failure to do so will not result in any liability on Lessor, affect in any manner the enforceability of this Guaranty, the rights and remedies of Lessor hereunder or the obligations of Guarantor hereunder.

      11. In case any one or more of the provisions hereof or of the Lease shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenfonceability shall not affect any other provision hereof and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      12. Within 10 days following the merger of Guarantor into another corporation (pursuant to which Guarantor is not the surviving entity), or the consolidation of Guarantor with one or more other corporations (other than subsidiaries of Guarantor) or the sale or other disposition of all or substantially all the assets of Guarantor to one or more other entities, the surviving entity or transferee of assets, as the case may be, shall deliver to Lessor an

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acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Guarantor hereunder and under this Guaranty.

      13. Lessor will accept performance by Guarantor of any of the obligations guaranteed under the Lease as if such performance had been made by Lessee; provided, however, that the foregoing shall not be deemed to be an agreement by Lessor to allow access to the Premises in order to cure any default, it being acknowledged that any such right of access shall be obtained by Guarantor pursuant to a separate agreement with Lessee (and Lessor agrees to recognize any such rights of access which are so granted, provided that Lessor shall have received appropriate written notice thereof).

      14. This Guaranty shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective assigns.

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     This Guaranty is being executed as a document under seal on the date set forth above

                                   GMAC INSURANCE HOLDINGS, INC.


                                   By:    /s/ Gary Y. Kuaumi
                                      ------------------------------------------
                                   Name:  Gary Y. Kuaumi
                                         ---------------------------------------
                                   Title: President
                                         ---------------------------------------

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                                    EXHIBIT A
                                LEGAL DESCRIPTION

LOT NO.1: Tax Block 82, Lot 10
All that tract or parcel of land containing 1.74 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at an iron pin at the intersection of the South right-of-way margin of West 5th Street and the West right-of-way margin of Spruce Street, said point being the True Point of Beginning; thence run South 05 DEG. 16'31" East along the West right-of-way margin of Spruce Street for a distance of 285.45 feet to a point; thence run South 83 DEG. 40'32" West for a distance of 100.00 feet to a point; thence run South 05 DEG. 16'31" East for a distance of 186.67 feet to a point on the North right-of-way margin of West 4th Street; thence run South 84 DEG. 19'02" West along said right-of-way margin for a distance of 100.00 feet to a point on the East right-of-way margin of Poplar Street; thence run North 05 DEG. 16'18" West along said right-of-way margin for a distance of 470.99 feet to a point on the South right-of-way margin of West 5th Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 200.00 feet to a point and back to the True Point of Beginning.

Land containing 75690.28 sq. ft. and 1.74 acres.

LOT NO. 10 - Tax Block 82, Lot 111-A
All that tract or parcel of land containing 0.06 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point on the West right-of-way margin of Spruce Street, being South
285.45 feet South 05 DEG. 16'31" East of the intersection of the South right-of-way margin of West 5th Street and the West right-of-way margin of said Spruce Street, said point being the True Point of Beginning; thence run South 05 DEG. 16'31" East for a distance of 25.00 feet to a point; thence run South 83 DEG. 40'32" West for a distance of 100.00 feet to a point; thence run North 05 DEG. 16'31" West for a distance of 25.00 feet to a point; thence run North 83 DEG. 40'32" East for a distance of 100.00 feet to a point and back to the True Point of Beginning.

Land containing 2500.00 sq, ft. and 0.06 acres.

LOT NO. 9 - Tax Block 82, Lot 11
All that tract or parcel of land containing 0.37 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point at the intersection of the North right-of-way margin of West 4th Street and the West right-of-way margin of Spruce Street, said point being the True Point of Beginning; thence run South 84 DEG. 19'02" West along the North right-of-way margin of West 4th Street for a distance of 100.00 feet to a point; thence ran North 05 DEG.16'3l" West for a distance of 161.67 feet to a

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point; thence run North 83 DEG. 40'32" East for a distance of 100.00 feet to a point on the West right-of-way margin of Spruce Street; thence run South
05 DEG. 16'31" East along said right-of-way margin for a distance of 162.79 feet to a point and back to the True Point of Beginning.

Land containing 16222.53 sq. ft. and 0.37 acres.

SAVE AND EXCEPT that property conveyed to A. Cohn by deed recorded in Deed Book 291, Page 306, Forsyth County Registry and a 12-foot strip along the southern lot line described in a Judgement in favor of the City of Winston-Salem recorded in Deed Book 299, page 239, Forsyth County Registry to widen West Fourth Street.

FURTHER SAVE AND EXCEPT property reserved by the Grantor of deed recorded in Book 283, at Page 259, Forsyth County Registry.

SAVE AND EXCEPT that property conveyed to Frank P. Kinney and wife, Frances W. Kinney by deed recorded in Deed Book 583, Page 97, Forsyth County Registry.

The property described and shown is the same property as described in Chicago Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004.


All that tract or parcel of land containing 0.23 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

LOT NO. 2: PARCEL 2-A Tax Block 91, Lots 104 and 105B
Begin at a point on the South right-of-way margin of West 5th Street and the West flare of Poplar Street, said point being the True Point of Beginning; thence run South 38 DEG. 32'47" East along the right-of-way flare for a distance of 3.88 feet to the West right-of-way margin of Poplar Street; thence run South 05 DEG. 16'15" East along said right-of-way margin for a distance of 107.22 feet to a point; thence run South 83 DEG. 40'32" West for a distance of 89.12 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 110.50 feet to the South right-of-way margin of West 5th Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 86.99 feet to a point and back to the True Point of Beginning.

Land containing 9842.88 sq. ft. and 0.23 acres.

All that tract or parcel of land containing 0.23 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

LOT NO.2: PARCEL 2-B Tax Block 91, Lot 106B
Begin at a point on the North right-of-way margin of West 4-1/2 Street and the West flare of Poplar Street, said point being the True Point of Beginning; thence run South 83 DEG. 40'32" West along the North right-of-way margin of West 4-1/2 Street for a distance of 81.88 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 110.50 feet to a point; thence run North

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83 DEG. 40'32" East for a distance of 89.12 feet to a point on the West right-of-way margin of Poplar Street; thence run South 05 DEG. 16'21" East along said right-of-way margin for a distance of 103.92 feet to a point; thence run South 41 DEG. 52'40" West along right-of-way flare for a distance of 9.87 feet to a point and back to the True Point of Beginning.

Land containing 9822.56 sq. ft. and 0.23 acres.

All that tract or parcel of land containing 0.29 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

LOT NO. 2: PARCEL 2-C Tax Block 91 Lot 103
Begin at a point on the South right-of-way margin of West 5th Street and the Northwest Corner of Lot 104, said point being the True Point of Beginning; thence run South 05 DEG. 16'18" East for a distance of 221.00 feet to a point on the North right-of-way margin of West 4-1/2 Street; thence run South
83 DEG. 40'32" West along said right-of-way margin for a distance of 57.75 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 221.00 feet to a point on the South right-of-way margin of West 5th Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 57.75 feet to a point and back to the True Point of Beginning.

Land containing 12760.59 sq. ft. and 0.29 acres.

The property described and shown is the same property as described in Chicago Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004.

LOT NO. 3 Tax Block 92, Lot 290
All that tract or parcel of land containing 0.48 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point on the North right-of-way margin of West 4th Street and the Southwest Corner of Lot 114, said point being the True Point of Beginning; thence run South 83 DEG. 45'41" West along said right-of-way margin for a distance of 100.00 feet to a point; thence run North 05 DEG. 17'00" West for a distance of 208.78 feet to a point on the South right-of-way margin of West 4-1/2 Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 100.00 feet to a point; thence run South 05 DEG. 17'03" East for a distance of 208.93 feet to a point and back to the True Point of Beginning.

Land containing 20882.33 sq. ft. and 0.48 acres.

LOT NO. 4 Tax Block 92, Lots 114, 117, and 119
All that tract or parcel of land containing 0.48 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

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Begin at a point on the North right-of-way margin of West 4th Street and the
Southwest Corner of Lot 120, said point being the True Point of Beginning; thence run South 83 DEG. 47'03" West along said right-of-way margin for a distance of 100.02 feet to a point; thence run North 05 DEG. 17'00" West for a distance of 208.93 feet to a point on the South right-of-way margin of West 4-1/2 Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 100.02 feet to a point; thence run South 05 DEG. 17'03" East for a distance of 209.12 feet to a point and back to the True Point of Beginning.

Land containing 20903.23 sq. ft. and 0.48 acres.

LOT NO. 11 - Tax Block 92, Lots 113B, 116B, 118, and 120
All that tract or parcel of land containing 0.43 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point on the North right-of-way margin of West 4th Street and the West right-of-way margin flare of Poplar Street, said point being the True Point of Beginning; thence run South 83 DEG. 14'43" West along the North right-of-way margin of West 4th Street for a distance of 84.97 feet to a point; thence run North 05 DEG. 17'03" West for a distance of 209.12 feet to a point on the South right-of-way margin of West 4-1/2 Street; thence run North 83 DEG. 40'32" East along said right-of-way margin for a distance of 81.52 feet to a point thence run South 53 DEG. 52'42" East for a distance of 10.10 feet to a point on the West right-of-way margin of Poplar Street; thence run South 05 DEG. 16'18" East along said right-of-way margin for a distance of 5.43 feet to a point and back to the True Point of Beginning.

Land containing 18561.77 sq. ft. and 0.43 acres.

The property described and shown is the same property as described in Chicago Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004 but is in a different field bearing.

All that tract or parcel of land containing 0.35 acres more or less situated, lying and being in Block 94, Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Commence at a point on the South right-of-way margin of West 4th Street and the West right-of-way margin of Poplar Street, said point being the True Point of Beginning; thence run South 05 DEG. 16'18" East along the West right-of-way margin of Poplar Street for a distance of 105.00 feet to a point; thence run South 84 DEG. 43'42" West for a distance of 145.00 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 105.00 feet to a point on the South right-of-way margin of West 4th Street; thence run North 84 DEG. 43'42" East along said right-of-way margin for a distance of 145.00 feet to a point and back to the True Point of Beginning.

Land containing 15225.00 sq. ft. and 0.35 acres.

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The property described and shown is the same property as described in Chicago
Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004.

Tax Block 94, Lots 301 & 126:
All that tract or parcel of land containing 0.56 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point on the West right-of-way margin of Poplar Street, said point being North 05 DEG. 16'18" West, 140.00 feet from the intersection of the North right-of-way margin of Holly Avenue and the West right-of-way margin of said Poplar Street, said point being the True Point of Beginning; thence run South
84 DEG. 43'42" West for a distance of 161.86 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 10.00 feet to a point; thence run South
84 DEG. 43'42" West for a distance of 53.14 feet to a point; thence run North
05 DEG. 16'18" West for a distance of 105.00 feet to a point; thence run North 84 DEG. 43'42" East for a distance of 215.00 feet to a point on the West right-of-way margin of Poplar Street; thence run South 05 DEG. 16'18" East along said right-of-way margin for a distance of 115.00 feet to a point and back to the True Point of Beginning.

Land containing 24193.62 sq, ft. and 0.56 acres.

Tax Block 94, Lot 104:
All that tract or parcel of land containing 0.21 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point on the North right-of-way margin of Holly Avenue, said point being South 84 DEG. 43'42" West, 161.86 feet from the intersection of the North right-of-way margin of said Holly Avenue and the West right-of-way margin of Poplar Street, said point being the True Point of Beginning; thence run South 84 DEG. 43'42" West along the North right-of-way margin of said Poplar Street for a distance of 65.00 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 140.00 feet to a point; thence run North 84 DEG. 43'42" East for a distance of 65.00 feet to a point; thence ran South 05 DEG. 16'18" East for a distance of 140.00 feet to a point and back to the True Point of Beginning.

Land containing 9100.00 sq. ft. and 0.21 acres.

Tax Block 94, Lots 426, 101, 102 & 103:
All that tract or parcel of land containing 0.52 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Begin at a point at the intersection of the North right-of-way margin of Holly Avenue and the West right-of-way margin of Poplar Street, said point being the True Point of Beginning; thence run South 84 DEG. 43'42" West along the North right-of-way of margin of Holly Avenue for a distance of 161.86 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 140.00 feet to a point; thence run North 84 DEG. 43'42" East for a distance of 161.86 feet to a point on the West

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right-of-way margin of Poplar Street; thence run South 05 DEG. 16'18" East along said right-of-way margin for a distance of 140.00 feet to a point and back to the True Point of Beginning.

Land containing 22660.74 sq. ft. and 0.52 acres.

The property described and shown is the same property as described in Chicago Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004.

LOT NO. 5: Tax Block 94, Lots 429 and 430B
All that tract or parcel of land containing 0.48 acres more or less situated, lying and being in Winston-Salem, Forsyth County, North Carolina, and being more particularly described as follows:

Being at a point on the North right-of-way margin of Holly Avenue, said point being South 84 DEG. 43'42" West, 226.86 feet from the intersection of the North right-of-way margin of Holly Avenue and the East right-of-way margin of Poplar Street, said point being the True Point of Beginning; thence run South
84 DEG. 43'42" West along the North right-of-way margin of Holly Avenue for a distance of 150.00 feet to a point; thence run North 05 DEG. 16'18" West for a distance of 140.00 feet to a point; thence run North 84 DEG. 43'42" East for a distance of 150.00 feet to a point; thence run South 05 DEG. 16'18" East for a distance of 140.00 feet to a point and back to the True Point of Beginning.

Land containing 21000.00 sq. ft. and 0.48 acres.

The above described property is SUBJECT TO an access alleyway as described in a Statement of Dedication of Alleyway or Street for Public Use recorded in Book 1769, Page 625, Forsyth County Registry.

TOGETHER WITH an express easement of right-of-way for the purpose of ingress and egress as recorded in Book 1769, Page 628, Forsyth County Registry.

The property described and shown is the same property as described in Chicago Title Insurance Company Commitment Number 04-0017955, dated June 17, 2004.